UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Keen Vision Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Keen Vision Acquisition Corporation (“KVAC,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by KVAC with the Securities and Exchange Commission (the “SEC”) on October 7, 2024 (the “Definitive Proxy Statement”), for the Annual General Meeting of Shareholders scheduled for October 24, 2024 and adjourned to October 25, 2024, in order to increase the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from the lesser of (i) $150,000 for all remaining public shares or (ii) $0.03 for each remaining public share for each one-month extension to $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED OCTOBER 24, 2024

(TO THE DEFINITIVE PROXY STATEMENT OF KEEN VISION ACQUISITION CORPORATION DATED OCTOBER 7, 2024)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on October 7, 2024. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The fifth paragraph on the first page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

3. a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to nine additional times, each by a period of one month (the “Extension”), from October 27, 2024 to July 27, 2025 by depositing into the Trust Account $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”); and

The second paragraph on the second page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) up to two times by an additional three months each time, for a total of up to six additional months from October 27, 2024, to April 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $1,495,000 for each extension. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination at a lower extension fee. Our Board has determined that it is in the best interests of our shareholders to lower the monthly extension fee to $200,000 for all remaining public shares.

The fifth paragraph on the cover page of the Proxy Statement is hereby amended and restated as follows:

3. a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to nine additional times, each by a period of one month (the “Extension”), from October 27, 2024 to July 27, 2025 by depositing into the Trust Account $200,000 for all remaining public shares for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

The ninth paragraph on the cover page of the Proxy Statement is hereby amended and restated as follows:

Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) up to two times by an additional three months each time, for a total of up to six additional months from October 27, to until April 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $1,495,000 for each three-month extension. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination at a lower extension fee. Our Board has determined that it is in the best interests of our shareholders to lower the monthly extension fee to $200,000 for all remaining public shares.

The second Q&A on page 1 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal to elect five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

		●	a proposal to ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Proposal 2” or the “Auditor Appointment Ratification Proposal”);

		●	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to nine additional times, each by a period of one month (the “Extension”), from October 27, 2024 to July 27, 2025 by depositing into the Trust Account $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

		●	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to July 27, 2025 (the “Extended Date”), by adopting the second amended and restated memorandum and articles of association (the “Second Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

		●	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 5” or the “Adjournment Proposal”).

The first paragraph on page 20 of the Proxy Statement is hereby amended and restated as follows:

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from October 27, 2024 to July 27, 2025 and reducing the monthly extension fee required for the Company to extend the time available for us to consummate our initial business combination from $1,495,000 for each three-month extension to $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The last paragraph on page 20 are hereby amended and restated as follows:

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life monthly until July 27, 2025 by paying a reduced extension fee. Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the Combination Period up to two times by an additional three months each time, for a total of up to six additional months from October 27, to until April 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $1,495,000 for each three-month extension (the “Current Extension Fee”). Under the circumstances, the Sponsor wants to effect the extension for a reduced extension fee of the $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, instead of the Current Extension Fee provided by the current Trust Agreement. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

The third paragraph on page Annex A-1 is hereby amended and restated as follows:

WHEREAS, at a Shareholders Meeting of the Company held on October 24, 2024, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from October 27, 2024 to July 27, 2025 for a reduced extension fee of $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, which payment shall be paid into the trust account.

The six paragraph on page Annex A-1 is hereby amended and restated as follows:

“WHEREAS, as described Registration Statement and in its Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended in additional increments of one-month up to a total of nine additional months from October 27, 2024 to July 27, 2025, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension, and which Extension Payments, if any, shall be added to the Trust Account.”

The Proposal 3: Trust Amendment Proposal on the proxy card is hereby amended and restated as follows:

PROPOSAL 3: Trust Amendment Proposal.

As an resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to nine additional times, each by a period of one month, from October 27, 2024 to July 27, 2025 by depositing into the Trust Account $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET October 24, 2024. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561 Email: spacredemptions@continentalstock.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Annual General Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Annual General Meeting while the polls are open (note that attendance at the Annual General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Annual General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated October 24, 2024

PROXY CARD

KEEN VISION ACQUISITION CORPORATION

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 24, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 7, 2024, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 am local time on October 24, 2024 at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints WONG, Kenneth Ka Chun and DAVIDKHANIAN, Alex, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Keen Vision Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As a resolution of members, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

WONG, Kenneth Ka Chun	DAVIDKHANIAN, Alex	DING, Yibing Peter	CHU, William	Professor YU, Albert Cheung-Hoi, Ph.D., J.P.

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As a resolution of members, to ratify the appointment of ADEPTUS PARTNERS, LLC as the Company’s independent registered public account firm for the 2024 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As an resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023 entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to nine additional times, each by a period of one month, from October 27, 2024 to July 27, 2025 by depositing into the Trust Account $200,000 for all remaining public shares (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Charter Amendment Proposal.

As a resolution of members, to amend the Company’s amended and restated memorandum and articles of association, to extend the date by which the Company must consummate a business combination to July 27, 2025, by adopting the second amended and restated memorandum and articles of association (the “Second Restated Memorandum and Articles”) in their entirety in place of the Company’s current Amended and Restated Memorandum and Articles), the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: Adjournment Proposal

As a resolution of members, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.